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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 4, 2003



               Conseco Private Label Credit Card Master Note Trust
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-53130-01               41-1889753
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file number)           identification no.)


   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1641
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


   Registrant's telephone number, including area code:    (651) 293-3400
                                                      ----------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.
         ---------------------------------

                    Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

                    Not applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

                    Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
                    Not applicable.

Item 5.  Other Events.
         -------------

                    On or about June 4, 2003, the Registrant, U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"), and Mill Creek Bank Inc., as Servicer, entered into that certain Supplemental Indenture No. 1, dated as of May 29, 2003 (the "Supplemental Indenture"), to the Master Indenture, dated as of May 1, 2001 (the "Master Indenture"). The Supplemental Indenture conveyed to the Indenture Trustee any amounts remaining in the Series 2001-A Collection Account, Cash Collateral Account and Spread Account and provided for the defeasance and payment in full of the Series 2001-A Notes on the June 2003 Payment Date. The Supplemental Indenture is attached hereto as Exhibit 99.1.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

                    Not applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

                   (a) Financial statements of businesses acquired.

                           Not applicable.

                   (b) Pro forma financial information.

                           Not applicable.

                                        2

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                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.     Description
                           -----------     -----------
                           99.1            On or about June 4, 2003, the
                                           Registrant, U.S. Bank
                                           National Association, as
                                           Indenture Trustee (the
                                           "Indenture Trustee"), and
                                           Mill Creek Bank Inc., as
                                           Servicer, entered into that
                                           certain Supplemental
                                           Indenture No. 1, dated as of
                                           May 29, 2003 (the
                                           "Supplemental Indenture"), to
                                           the Master Indenture, dated
                                           as of May 1, 2001 (the
                                           "Master Indenture"). The
                                           Supplemental Indenture
                                           conveyed to the Indenture
                                           Trustee any amounts remaining
                                           in the Series 2001-A
                                           Collection Account, Cash
                                           Collateral Account and Spread
                                           Account and provided for the
                                           defeasance and payment in
                                           full of the Series 2001-A
                                           Notes on the June 2003
                                           Payment Date.

                                        3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSECO PRIVATE LABEL CREDIT CARD
                                     MASTER NOTE TRUST


                                     By: MILL CREEK BANK INC., as Servicer


                                     By: /s/ Shawn R. Gensch
                                        -----------------------------------
                                        Shawn R. Gensch
                                        President and Chief Executive Officer

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